UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche European Equity Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

27 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

48 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The fund may lend securities to approved institutions. See the prospectus for more details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the fiscal year ended August 31, 2016, Deutsche European Equity Fund returned -5.76% compared with the MSCI Europe Index return of –3.14%. The average fund in the Morningstar Europe Stock Funds peer group returned –2.39% for the same period.

Investment Strategy

Deutsche European Equity Fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities and other securities with equity characteristics of issuers domiciled in Europe.

During the fund’s fiscal period ended August 31, 2016, European stocks posted negative performance and lagged the positive returns seen for the full 12 months in both U.S. and emerging market equities. For much of the period, stocks were impacted globally by shifting sentiment with respect to China growth and commodity prices. Early on, concerns over China’s August 2015 devaluation of the yuan appeared to ease and oil prices stabilized, helping stocks to recover some previously lost ground. However, 2016 opened with a swoon in Chinese stocks that triggered circuit breakers and halted trading, roiling global markets. Oil prices embarked on another downward leg, signaling a resurgence of fears over the global demand climate and driving stock market declines.

As February progressed, conditions stabilized on indications that China would take the necessary steps to support reasonable domestic growth within a 6.5% to 7.0% range, even as it sought to rebalance its economy. Oil prices rebounded to levels sufficient to ease pressure on capital expenditures while remaining below the consumer pain tolerance threshold. Against this backdrop, equity markets mounted a rally.

"We believe that equity valuations in Europe appear reasonable overall, and in any event are notably lower than in the U.S. market."

In late June, markets were rocked by the result of the U.K. "Brexit" referendum. The vote to leave the European Union was unexpected, and equities dipped across global markets in the following days. Stocks outside of Europe would quickly recover their losses on the consensus that the process of disengagement would be gradual and have only a marginal impact on global growth. However, the uncertainty around the future of the European Union raised by Brexit would overhang European equities for the remainder of the period, contributing to their underperformance for the full 12 months.

During the period, the European Central Bank (ECB) engaged in unprecedented measures to support the region’s economy, including an expanded asset purchase program to ease credit conditions. The ECB’s support helped the region achieve moderate but steady growth throughout the period. Nonetheless, investors subjected European equities to increased risk premiums, driven by a number of perceived risks not limited to the implications of the Brexit referendum. These included concern over potential systemic risk in the European banking sector, uncertainty over the outcome of general elections in Spain and the country’s subsequent difficulties around forming a government, and an upcoming referendum over constitutional changes in Italy to which the current prime minister has tied his political fate.

Positive Contributors to Fund Performance

The leading positive contributors to the fund’s performance relative to the benchmark included underweight exposure to the financials sector and an overweight to information technology. Stock selection within energy also added to relative performance, led by an overweight position in Anglo-Dutch multinational oil and gas company Royal Dutch Shell PLC.

Negative Contributors to Fund Performance

The principal negative contributor to performance relative to the benchmark was stock selection within the financials sector. In particular, positions in banks Intesa Sanpaolo S.p.A.* (Italy) and Societe Generale S.A.* (France) lagged the broader sector.

* Not held in the portfolio as of August 31, 2016.

During the 12-month period ended August 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates, while seeking to have a neutral impact on performance.

Outlook and Positioning

At period end, the financials sector was the biggest underweight in the fund, as we continue to question the ability of European banks to offset the impact on net interest margins from negative interest rates and regulatory pressure. The fund was also notably underweight consumer staples on the basis of extreme valuation premiums, both relative to the market and other defensive sectors, as well as lackluster earnings momentum in some of the sector’s heavyweight names. The fund’s most significant overweight was in information technology, followed by energy, where we began the period heavily underweight but now see cash flows supported by a stabilization in oil prices.

We have a cautiously optimistic view that the moderate but steady economic recovery in the Eurozone can continue. We believe that equity valuations in Europe appear reasonable overall, and in any event are notably lower than in the U.S. market. That said, the level of support for equities that will be forthcoming from corporate earnings remains a question mark, especially with respect to the financials sector. The most important factor we are monitoring as we enter the fund’s new fiscal period is the risk premium that investors will require for European equities, which in turn will be a function of political events.

Ten Largest Common Stocks at August 31, 2016 (28.8% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	4.3%
2. Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products	Switzerland	3.8%
3. Technip SA Designs and constructs industrial facilities	France	3.0%
4. Reckitt Benckiser Group PLC Manufactures and distributes a wide range of household, toiletry, pharmaceutical and food products on a global basis	United Kingdom	2.8%
5. Straumann Holding AG Develops, produces and sells dental implants	Switzerland	2.8%
6. ING Groep NV Offers financial services to individuals, corporations and other institutions	Netherlands	2.7%
7. WPP PLC Operates a communications services group	United Kingdom	2.5%
8. Capgemini SA Provides IT consulting and services	France	2.3%
9. Deutsche Post AG Provides mail delivery services to the public and businesses	Germany	2.3%
10. Unilever PLC Manufactures branded and packaged consumer goods	United Kingdom	2.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Head of European Equities: Frankfurt.

— Joined Deutsche Asset Management in 1999.

— Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager - European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager - European Equities: Frankfurt.

— Joined Deutsche Asset Management in 2009.

— Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Portfolio Manager - European Equities: Frankfurt.

— Joined Deutsche Asset Wealth Management in 1999.

— Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

Dirk Aufderheide, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Chief Currency Strategist: Frankfurt.

— Joined Deutsche Asset Management in 1994 with five years of industry experience. Prior to his current role, Dirk served as a trader and broker for exchange traded currency and fixed income derivatives in the Global Markets division. Previously, he was a portfolio manager for money market and currency funds.

— Completed Bank Training Program ("Bankkaufmann") at Dresdner Bank; Bankfachwirt from IHK Frankfurt.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI Europe Index tracks the performance of 16 developed markets in Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Morningstar Europe Stock category consists of funds that invest at least 70% of total assets in equities and invest at least 75% of stock assets in Europe. Most of these portfolios emphasize the region's larger and more developed markets, including Britain, the Netherlands, Germany, France, and Switzerland. Many also invest in the region’s smaller markets, including the emerging markets of eastern Europe.

Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index; underweight means that a fund holds a lower weighting in a given sector or stock.

Performance Summary August 31, 2016 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–5.76%	–2.27%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–11.18%	–5.43%
MSCI Europe Index†	–3.14%	–2.81%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–6.42%	–2.97%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–6.42%	–2.97%
MSCI Europe Index†	–3.14%	–2.81%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	–5.70%	2.19%
MSCI Europe Index†	–3.14%	–2.81%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	–5.53%	–2.03%
MSCI Europe Index†	–3.14%	–2.81%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 29, 2015 are 2.39%, 3.16%, 2.23% and 2.19% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche European Equity Fund — Class A ■ MSCI Europe Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 11, 2014.

† The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/16	$ 9.53	$ 9.47	$ 9.53	$ 9.55
8/31/15	$ 10.18	$ 10.12	$ 10.19	$ 10.20
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ .07	$ —	$ .09	$ .09

Investment Portfolio as of August 31, 2016

	Shares	Value ($)

Common Stocks 97.0%
Belgium 2.0%
Anheuser-Busch InBev SA	5,672	702,595
KBC Group NV*	15,445	914,297
(Cost $1,548,793)		1,616,892
Denmark 3.2%
Chr Hansen Holding AS	15,440	936,319
Coloplast AS "B"	10,030	762,935
Danske Bank AS	28,460	835,214
(Cost $2,457,555)		2,534,468
Finland 1.1%
Nokia Oyj (Cost $1,074,010)	150,560	846,429
France 15.3%
AXA SA	29,653	622,499
BNP Paribas SA	9,371	476,704
Capgemini SA	18,870	1,838,380
Orange SA	75,529	1,153,367
Pernod Ricard SA	7,730	887,248
Renault SA	13,210	1,080,230
Schneider Electric SE	12,530	853,830
Technip SA	40,410	2,387,641
Teleperformance	4,090	423,964
TOTAL SA	34,100	1,626,075
Vinci SA	10,123	767,723
(Cost $11,727,063)		12,117,661
Germany 10.8%
Allianz SE (Registered)	7,120	1,060,655
BASF SE	11,130	905,051
Deutsche Post AG (Registered)	57,534	1,822,607
Deutsche Telekom AG (Registered)	55,271	922,931
Fresenius SE & Co. KGaA	19,196	1,400,785
SAP SE	14,929	1,311,555
Symrise AG	14,600	1,075,011
(Cost $7,690,500)		8,498,595
Italy 2.9%
Enel SpA	326,228	1,440,281
Moncler SpA	50,402	836,005
(Cost $2,145,886)		2,276,286
Netherlands 13.2%
ASML Holding NV	12,313	1,309,863
Heineken NV	16,160	1,443,857
ING Groep NV	171,546	2,146,958
Koninklijke Ahold Delhaize NV	56,098	1,343,168
QIAGEN NV*	30,110	797,336
Royal Dutch Shell PLC "A"	73,725	1,801,186
Royal Dutch Shell PLC "B"	62,316	1,589,143
(Cost $10,226,548)		10,431,511
Norway 2.8%
DNB ASA	113,110	1,375,061
Marine Harvest ASA*	54,850	847,821
(Cost $2,071,744)		2,222,882
Spain 7.3%
Acerinox SA	33,690	417,884
Banco Santander SA	141,080	632,618
Gamesa Corp. Tecnologica SA	53,776	1,234,180
Indra Sistemas SA*	78,050	1,009,036
Industria de Diseno Textil SA	46,369	1,642,959
NH Hotel Group SA*	177,618	806,365
(Cost $5,192,940)		5,743,042
Sweden 1.0%
Svenska Cellulosa AB "B" (Cost $743,352)	26,610	817,822
Switzerland 15.9%
Actelion Ltd. (Registered)*	8,620	1,434,695
Dufry AG (Registered)*	10,078	1,178,354
Geberit AG (Registered)	2,690	1,173,311
Kuehne + Nagel International AG (Registered)	8,810	1,229,844
Nestle SA (Registered)	18,241	1,452,158
Roche Holding AG (Genusschein)	12,290	2,996,433
Straumann Holding AG (Registered)	5,648	2,190,750
Syngenta AG*	2,104	915,552
(Cost $11,486,977)		12,571,097
United Kingdom 21.5%
Auto Trader Group PLC 144A	155,880	763,712
BHP Billiton PLC	89,700	1,165,998
Compass Group PLC	81,210	1,537,761
Croda International PLC	17,412	756,817
Dialog Semiconductor PLC*	11,690	409,835
ICAP PLC	73,890	464,088
IMI PLC	87,770	1,218,246
Reckitt Benckiser Group PLC	23,024	2,223,405
Rentokil Initial PLC	630,360	1,770,572
Shire PLC	27,190	1,699,893
Unilever PLC	39,060	1,810,081
Vodafone Group PLC	422,770	1,276,036
WPP PLC	83,330	1,921,498
(Cost $16,635,580)		17,017,942
Total Common Stocks (Cost $73,000,948)		76,694,627

Cash Equivalents 1.3%
Deutsche Central Cash Management Government Fund, 0.38% (a) (Cost $1,031,599)	1,031,599	1,031,599

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,032,547)†	98.3	77,726,226
Other Assets and Liabilities, Net	1.7	1,319,081
Net Assets	100.0	79,045,307

* Non-income producing security.

† The cost for federal income tax purposes was $74,751,204. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $2,975,022. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,606,762 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,631,740.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	9/16/2016	50	1,689,907	90,909

At August 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,138,574	GBP	1,828,374	9/30/2016	14,221	UBS AG
EUR	70,457,693	USD	79,626,353	9/30/2016	938,845	UBS AG
Total unrealized appreciation					953,066

Currency Abbreviations
EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and foreign forward currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$ 1,616,892	$ —	$ —	$ 1,616,892
Denmark	2,534,468	—	—	2,534,468
Finland	846,429	—	—	846,429
France	12,117,661	—	—	12,117,661
Germany	8,498,595	—	—	8,498,595
Italy	2,276,286	—	—	2,276,286
Netherlands	10,431,511	—	—	10,431,511
Norway	2,222,882	—	—	2,222,882
Spain	5,743,042	—	—	5,743,042
Sweden	817,822	—	—	817,822
Switzerland	12,571,097	—	—	12,571,097
United Kingdom	17,017,942	—	—	17,017,942
Short-Term Investments	1,031,599	—	—	1,031,599
Derivatives (b)
Futures Contracts	90,909	—	—	90,909
Forward Foreign Currency Exchange Contracts	—	953,066	—	953,066
Total	$ 77,817,135	$ 953,066	$ —	$ 78,770,201

As a result of the fair valuation model utilized by the Fund, certain international equity securities transferred from Level 2 to Level 1. During the period ended August 31, 2016, the amount of transfers between Level 2 and Level 1 was $47,251,557.

Transfers between price levels are recognized at the beginning of the reporting year.

(b) Derivatives include unrealized appreciation on open futures contracts and forward foreign currency exchange contracts, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $73,000,948)	$ 76,694,627
Investment in Deutsche Central Cash Management Government Fund (cost $1,031,599)	1,031,599
Total investments in securities, at value (cost $74,032,547)	77,726,226
Foreign currency, at value (cost $622,132)	619,393
Deposit with brokers for futures contracts	154,120
Receivable for Fund shares sold	42,700
Dividends receivable	111,526
Receivable for variation margin on futures contracts	17,040
Unrealized appreciation on forward foreign currency exchange contracts	953,066
Foreign taxes recoverable	168,725
Other assets	13,568
Total assets	79,806,364
Liabilities
Payable for investments purchased	303,244
Payable for Fund shares redeemed	246,839
Accrued management fee	55,735
Accrued Directors' fee	2,747
Other accrued expenses and payables	152,492
Total liabilities	761,057
Net assets, at value	$ 79,045,307
Net Assets Consist of
Net investment loss	(4,317,694)
Net unrealized appreciation (depreciation) on: Investments	3,693,679
Futures	90,909
Foreign currency	948,603
Accumulated net realized gain (loss)	(16,308,582)
Paid-in capital	94,938,392
Net assets, at value	$ 79,045,307

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,738,988 ÷ 2,280,778 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.53
Maximum offering price per share (100 ÷ 94.25 of $9.53)	$ 10.11

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,456,823 ÷ 681,981 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 9.47
Class S Net Asset Value, offering and redemption price(a) per share ($31,031,066 ÷ 3,254,975 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.53
Institutional Class Net Asset Value, offering and redemption price(a) per share ($19,818,430 ÷ 2,074,615 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.55

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $357,754)	$ 3,254,681
Income distributions — Deutsche Central Cash Management Government Fund	8,226
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	15,563
Total income	3,278,470
Expenses: Management fee	860,353
Administration fee	107,544
Services to shareholders	174,887
Distribution and service fees	124,205
Custodian fee	68,160
Professional fees	86,161
Reports to shareholders	33,147
Registration fees	62,194
Directors' fees and expenses	7,069
Other	1,878
Total expenses	1,525,598
Net investment income (loss)	1,752,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(15,189,365)
Futures	(616,267)
Foreign currency	(4,236,941)
(20,042,573)
Change in net unrealized appreciation (depreciation) on: Investments	4,878,083
Futures	3,942
Foreign currency	735,200
5,617,225
Net gain (loss)	(14,425,348)
Net increase (decrease) in net assets resulting from operations	$ (12,672,476)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2016	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ 1,752,872	$ 252,515
Net realized gain (loss)	(20,042,573)	(1,567,152)
Change in net unrealized appreciation (depreciation)	5,617,225	(884,034)
Net increase (decrease) in net assets resulting from operations	(12,672,476)	(2,198,671)
Distributions to shareholders from: Net investment income: Class A	(221,754)	—
Class S	(552,276)	—
Institutional Class	(247,553)	(521)
Total distributions	(1,021,583)	(521)
Fund share transactions: Proceeds from shares sold	158,422,179	56,995,890
Reinvestment of distributions	1,021,021	516
Payments for shares redeemed	(118,150,053)	(8,367,823)
Redemption fees	9,549	19,279
Net increase (decrease) in net assets from Fund share transactions	41,302,696	48,647,862
Increase (decrease) in net assets	27,608,637	46,448,670
Net assets at beginning of period	51,436,670	4,988,000**
Net assets at end of period (including net investment loss of $4,317,694 and $812,208, respectively)	$ 79,045,307	$ 51,436,670

 * For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.18
Net realized and unrealized gain (loss)	(.74)	(.01)[e]
Total from investment operations	(.58)	.17
Less distributions from: Net investment income	(.07)	—
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.53	$ 10.18
Total Return (%)[c]	(5.76)	1.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	14
Ratio of expenses before expense reductions (%)	1.50	2.39*
Ratio of expenses after expense reductions (%)	1.50	1.53*
Ratio of net investment income (loss) (%)	1.60	2.01*
Portfolio turnover rate (%)	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.05
Net realized and unrealized gain (loss)	(.74)	.06[e]
Total from investment operations	(.65)	.11
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.47	$ 10.12
Total Return (%)[c]	(6.42)	1.20d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3
Ratio of expenses before expense reductions (%)	2.22	3.16*
Ratio of expenses after expense reductions (%)	2.22	2.29*
Ratio of net investment income (loss) (%)	.90	.58*
Portfolio turnover rate (%)	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.12
Net realized and unrealized gain (loss)	(.72)	.06[d]
Total from investment operations	(.57)	.18
Less distributions from: Net investment income	(.09)	—
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.53	$ 10.19
Total Return (%)	(5.70)	1.90c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	20
Ratio of expenses before expense reductions (%)	1.36	2.23*
Ratio of expenses after expense reductions (%)	1.36	1.37*
Ratio of net investment income (loss) (%)	1.56	1.44*
Portfolio turnover rate (%)	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.17
Net realized and unrealized gain (loss)	(.76)	.02[d]
Total from investment operations	(.56)	.19
Less distributions from: Net investment income	(.09)	(.00)***
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.55	$ 10.20
Total Return (%)	(5.53)	2.01c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	14
Ratio of expenses before expense reductions (%)	1.22	2.19*
Ratio of expenses after expense reductions (%)	1.22	1.30*
Ratio of net investment income (loss) (%)	2.03	1.95*
Portfolio turnover rate (%)	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche European Equity Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest or invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and repurchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at August 31, 2016.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $15,499,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,799,000) and long-term losses ($1,700,000).

In addition, from November 1, 2015 through August 31, 2016, the Fund elects to defer qualified late year losses of approximately $3,364,628 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2017.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$ (15,499,000)
Net unrealized appreciation (depreciation) on investments	$ 2,975,002

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Year Ended August 31, 2016	Period Ended August 31, 2015*

Distributions from ordinary income	$ 1,021,583	$ 521

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

Redemption. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2016, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,690,000 to $5,184,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $46,289,000 to $122,654,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,412,000 to $29,817,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 90,909	$ —	$ 90,909
Foreign Currency Contracts (b)	—	953,066	953,066
	$ 90,909	$ 953,066	$ 1,043,975

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (616,267)	$ —	$ (616,267)
Foreign Currency Contracts (b)	—	(4,285,312)	(4,285,312)
	$ (616,267)	$ (4,285,312)	$ (4,901,579)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 3,942	$ —	$ 3,942
Foreign Currency Contracts (b)	—	738,669	738,669
	$ 3,942	$ 738,669	$ 742,611

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparties, including any collateral exposure, is included in the following table:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
UBS AG	$ 953,066	$ —	$ —	$ 953,066

C. Purchases and Sales of Securities

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $182,134,305 and $141,560,350, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective December 1, 2015, Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from September 1, 2015 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Class S	1.40%
Institutional Class	1.30%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee was $107,544, of which $6,967 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Class A	$ 1,990	$ 435
Class C	776	132
Class S	3,362	887
Institutional Class	812	232
	$ 6,940	$ 1,686

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2016
Class C	$ 54,209	$ 4,282

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Class A	$ 55,516	$ 8,826.21%
Class C	14,480	2,708.20%
	$ 69,996	$ 11,534

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016 aggregated $7,330.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2016, the CDSC for Class C shares aggregated $3,095. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2016, DDI received $250 for class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,035, of which $6,659 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Period Ended August 31, 2015*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,270,688	$ 33,011,270	1,713,635	$ 18,593,213
Class C	832,845	8,467,055	341,440	3,702,979
Class S	8,341,998	83,864,457	2,093,374	21,887,294
Institutional Class	3,231,881	33,079,397	1,172,095	12,812,404
		$ 158,422,179		$ 56,995,890
Shares issued to shareholders in reinvestment of distributions
Class A	21,677	$ 221,754	—	$ —
Class S	53,977	552,182	—	—
Institutional Class	24,153	247,085	51	516
		$ 1,021,021		$ 516
Shares redeemed
Class A	(2,429,731)	$ (22,917,121)	(305,491)	$ (3,292,379)
Class C	(482,006)	(4,523,857)	(20,298)	(219,555)
Class S	(7,093,087)	(66,123,685)	(151,287)	(1,641,455)
Institutional Class	(2,529,573)	(24,585,390)	(292,792)	(3,214,434)
		$ (118,150,053)		$ (8,367,823)
Redemption fees		$ 9,549		$ 19,279
Net increase (decrease)
Class A	862,634	$ 10,318,602	1,408,144	$ 15,319,913
Class C	350,839	3,943,233	321,142	3,483,424
Class S	1,302,888	18,297,261	1,942,087	20,245,839
Institutional Class	726,461	8,743,600	879,354	9,598,686
		$ 41,302,696		$ 48,647,862
Initial Capital
Class A	—	$ —	10,000	$ 100,000
Class C	—	—	10,000	100,000
Class S	—	—	10,000	100,000
Institutional Class	—	—	468,800	4,688,000
		$ —		$ 4,988,000

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche European Equity Fund (the "Fund") at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, and the application of alternative procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,022.50	$ 1,019.40	$ 1,022.50	$ 1,023.60
Expenses Paid per $1,000*	$ 8.13	$ 11.68	$ 7.98	$ 6.51
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,017.09	$ 1,013.57	$ 1,017.24	$ 1,018.70
Expenses Paid per $1,000*	$ 8.11	$ 11.64	$ 7.96	$ 6.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche European Equity Fund	1.60%	2.30%	1.57%	1.28%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid foreign taxes of $304,021 and earned $1,542,274 of foreign source income during the year ended August 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.19 per share as income earned from foreign sources for the year ended August 31, 2016.

For federal income tax purposes, the Fund designates $4,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the Deutsche European Equity Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors regularly meet to discuss fund matters. The Directors met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Directors were advised by a fee consultant retained by the Directors (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. The Board did, however, receive and consider information regarding DIMA and its affiliates’ experience and performance managing a similar fund offered primarily to European investors (the "Deutsche Europe Fund"). On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.55%, 2.30%, 1.30% and 1.40% of average net assets of Class A, Class C, Institutional Class and Class S shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board also considered information regarding the fees and expenses of the Deutsche Europe Fund. The Board took note of the differences in services provided to Deutsche U.S. mutual funds as compared to the Deutsche Europe Fund and that such differences made comparison difficult. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas, Inc. ("DIMA") and Deutsche Asset & Wealth Management International GmbH (now known as Deutsche Asset Management International GmbH) ("Deutsche AM International GmbH"), an affiliate of DIMA and an indirect wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche European Equity Fund at an in-person meeting in November 2015. In November 2015, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on December 1, 2015.

In determining to approve the Sub-Advisory Agreement, the Board reviewed the capabilities of Deutsche AM International GmbH and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement would allow the same portfolio management team to continue to provide services to the Fund after an internal reorganization of Deutsche Bank affiliates. The Board considered the initial performance of the Fund, which commenced operations on November 11, 2014. The Board also considered that the appointment of Deutsche AM International GmbH was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, Deutsche AM International GmbH would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would not change under the new sub-advisory arrangement.

Given that Deutsche AM International GmbH is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in initially approving the Fund’s investment management agreement with DIMA in September 2014, which factors are set forth above.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche European Equity Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$67,000	$0	$0	$0
2015	$45,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended Augu\st 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016